                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________

The GCG Trust
1001 Jefferson Street, Wilmington, DE  19801
                                                Tel:  (800) 366-0066
                                                Fax:  (302) 576-3430





April [__], 1998


Dear Shareholders of the Capital Appreciation Series of The GCG Trust:

I am writing to share with you some very exciting changes concerning Chancellor LGT Asset Management, Inc., the investment adviser of your Capital Appreciation fund within your GoldenSelect Variable Annuity Contract or Life Insurance Policy. Enclosed are proxy materials for your approval of a new Portfolio Management Agreement. The new agreement is needed because Chancellor LGT Asset Management, Inc. will soon be aquired by AMVESCAP PLC and AMD Aquisition Corp. This new Portfolio Management Agreement would be the same as the current Portfolio Management Agreement and would become effective at the time of the acquisition.

Management of the Trust recommends that you cast your vote "FOR" the approval of the new Portfolio Management Agreement. I urge you to review the enclosed proxy statement to cast your vote, and return promptly the enclosed proxy in the postage prepaid envelope provided. If you sign, date and return the proxy but give no voting instructions, your shares will be voted at the Meeting in favor of the proposal.

Thank you for your attention to this matter. Should you have any questions, feel free to contact your Golden American Life Insurance Company customer service representative at (800) 366-0066.

                               Sincerely,



                               Terry L. Kendall
                               President

                        THE GCG TRUST
              1001 Jefferson Street, Suite 400
                    Wilmington, DE 19801
                        800-366-0066

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                 CAPITAL APPRECIATION SERIES

                         April [__], 1998

To the Shareholders of the Capital Appreciation Series of The
GCG Trust:

   Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of the Capital
Appreciation Series of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on [________], 1998, at 10:00 a.m., local time, for the following purpose:

       To  approve a new Portfolio Management  Agreement
       (the  "New Portfolio Management Agreement")  among
       the  Trust, Directed Services, Inc. and Chancellor
       INVESCO Asset Management, Inc., which New  Portfolio
       Management   Agreement  would   be   substantively
       identical to the Portfolio Management Agreement presently in effect, to be effective upon the acquisition by AMVESCAP PLC of the LGT Asset
       Management Division of Liechtenstein  Global  Trust,
       AG  which includes Chancellor LGT Asset Management,
       Inc., the  current Portfolio Manager to the Series;

and to transact such other business as may properly come before the Meeting or any adjournment thereof.

   The Board of Trustees has fixed the close of business on March 31, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                    By Order of the Board of Trustees

                    _________________________________
                     Myles R. Tashman, Secretary

April [__], 1998.

MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST  YOUR  VOTE
FOR THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

YOUR   VOTE  IS  IMPORTANT!   PLEASE  INDICATE  YOUR  VOTING
INSTRUCTIONS  ON THE ENCLOSED PROXY, DATE AND SIGN  IT,  AND
RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF  YOU  SIGN, DATE AND RETURN THE PROXY BUT GIVE NO  VOTING
INSTRUCTIONS,  YOUR SHARES WILL BE VOTED  IN  FAVOR  OF  THE
PROPOSAL NOTICED ABOVE.

                        THE GCG TRUST
              1001 Jefferson Street, Suite 400
                    Wilmington, DE 19801
                        800-366-0066

                       PROXY STATEMENT

           Special Meeting of Shareholders of the
                 Capital Appreciation Series

                        April [__], 1998

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of The GCG Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on [________], 1998, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April [__], 1998.

The Board has fixed the close of business on March 31, 1998, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Capital Appreciation Series of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

The Board of Trustees of the Trust is soliciting shareholder votes on a proposal affecting only one portfolio, the Capital Appreciation Series
(the "Series"). Shareholders of the Series only are being requested to vote on this proposal to approve a new Portfolio Management Agreement
(the "New Portfolio Management Agreement") among the Trust, Directed Services, Inc. ("DSI") and Chancellor INVESCO Asset Management, Inc. ("Chancellor INVESCO"), which New Portfolio Management Agreement would be substantively identical to the current portfolio management agreement presently in effect (the "current Portfolio Management Agreement"), to be effective upon the acquisition by AMVESCAP PLC ("AMVESCAP") and AMD Aquisition Corp. of the Asset Management Division of Liechtenstein Global Trust, AG ("LGT") which includes Chancellor LGT Asset Management, Inc., ("Chancellor LGT") the current Portfolio Manager to the Series (the "Transaction").

The Series is one of sixteen (16) operational portfolios of the Trust. The Shares of the Series currently are offered to separate accounts of an affiliated insurance company, Golden American Life Insurance Company ("Golden American"), to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by Golden American. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with the Investment Company Act of 1940 (the "1940 Act"), it is expected that Golden American, issuing a Variable Contract funded by a registered separate account that participates in the Trust, will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received. Golden American is required to vote Shares of the Series held by its registered separate accounts in accordance with instructions received from Variable Contract Owners. Golden American is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by Golden American in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Golden American or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by Chancellor LGT or DSI, the manager of the Trust.


Voting. Shares which represent interests in the Series are being asked to vote on a matter, which pertains only to that Series, identified as the Proposal, and as appropriate, any other business which may properly come before the Meeting. The voting requirement for approval of this and any other proposal requires a vote of the "majority of the outstanding voting securities" of the Series which means the lesser of:
(i) 67% or more of the shares of the Series entitled to vote thereon present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Series are present or represented by proxy; or
(ii) more than 50% of the outstanding Shares of the Series.

If the New Portfolio Management Agreement is approved by a majority vote of the outstanding shares of the Series, it will take effect concurrently with the completion of the Transaction. If the Transaction is not completed, Chancellor LGT will continue to serve as Portfolio Manager to the Series under the terms of the current Portfolio Management
Agreement. If the Shareholders of the Series should fail to approve the New Portfolio Management Agreement, the Board of Trustees will determine the appropriate action to take.

In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on the Proposal prior to any adjournment if sufficient votes have been received for approval of that proposal.

The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were participating insurance companies. Since participating insurance companies are the legal owners of the Shares, attendance by the participating insurance companies at the meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

The Trust knows of no items of business other than the Proposal mentioned in the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.


Background Information

Pursuant to a Purchase Agreement, dated as of January 31, 1998 (the "Purchase Agreement"), LGT has agreed to sell all of the equity securities of LGT Holding Luxembourg SA (UK Holdings) PLC and LGT Bank in Liechtenstein Ltd. and equity interests in LGT Verwaltungs GmbH to AMVESCAP PLC and AMD Aquisition Corporation (the "Transaction").
Chancellor LGT Asset Management, Inc. is an indirect subsidiary of LGT Holding Luxembourg (UK Holdings).
Immediately after the closing under the Purchase Agreement, Chancellor LGT will change its name to Chancellor INVESCO Asset Management, Inc.

Section 15(f) of the 1940 Act permits the sale of controlling interests in an investment adviser to an investment company to occur, including receipt by the investment adviser or any of its affiliated persons of an amount or benefit in connection with such sale, as long as certain conditions are satisfied. Specifically, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after any such transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and any other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of the Trust is aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Trust.

Accordingly, Shareholders of the Series are being asked to approve the New Portfolio Management Agreement to take effect following the closing under the Purchase Agreement and the completion of the related transactions described previously. The closing under the Purchase Agreement is scheduled to occur on or about May 28, 1998. The New Portfolio Management Agreement will not be executed and the current Portfolio Management Agreement will remain in effect, unless and until the closing occurs under the Purchase Agreement.

Chancellor LGT has advised DSI and DSI has advised the Board of Trustees that no material changes in the investment philosophy, policies or strategies are contemplated and that the consummation of the Transaction will not materially affect the level or quality of advisory services provided to the Series. After the consummation of the Transaction, Chancellor INVESCO will operate Chancellor LGT's office in New York,
New York. Chancellor LGT has advised DSI, and DSI has advised the Board of Trustees, that the same persons who are presently responsible for the investment strategies of the Series are expected to continue to direct the investment strategies of the Series following the consummation of the Transaction.

Information about AMVESCAP PLC

AMVESCAP is one of the world's largest independent investment companies. AMVESCAP was renamed in 1996 when INVESCO Group Services, Inc., a subsidiary of INVESCO PLC, merged with AIM Management Group, Inc. and acquired the AIM family of mutual funds. AMVESCAP meets all the criteria for the new owner as outlined by LGT Asset Management's current board of directors. AMVESCAP is focused solely on institutional and retail investment management, has demonstrated understanding and commitment to managing client portfolios, and features a strong record of success in both investment performance and growth in assets. Under the leadership of Charles Brady, the company embodies four basic principles: no micro management; autonomous units; local culture; and employee partnership. These principles are responsible for AMVESCAP's well deserved reputation as a firm which creates an entreprenurial culture that puts employees and clients first.
This is best exemplified by its substantial employee ownership, a key contributor to AMVESCAP's long-term stability and success. AMVESCAP has a strong track record of aquiring companies and allowing the investment capabilities of the companies to operate in parallel.

As of December 31, 1997, AMVESCAP and its worldwide asset management affiliates managed or administered approximately $[___] billion, of which approximately $[___] billion consisted of investment company assets.

The principal executive officers and directors of LGTAM are listed following. The business address of each such person is [__________ __________________________________________________].


Information about Chancellor LGT

Chancellor LGT, with offices at 1166 Avenue of the Americas, New York, New York 10036, is a California corporation.
Chancellor LGT is a wholly owned subsidiary of Liechtenstein Global Trust, AG.

Chancellor LGT does not serve as investment adviser to any other investment companies with investment objectives and policies similar to those of the Series. Nevertheless, in addition to advising the Series, Chancellor LGT has provided investment advisory services to the GT Family of Mutual Funds, CIM High Yield Securities and to individual and institutional clients, including a variety of separately managed accounts and an investment fund in a commingled employee benefit trust which have similar investment objectives to those of the Series. As of December 31, 1997, Chancellor LGT and its affiliates had approximately $[__] billion in assets under management.

Upon completion of the Transaction, Chancellor LGT will be a subsidiary of AMVESCAP.

The principal executive officer and directors of Chancellor are listed following. The business address of each such person, unless otherwise indicated, is 1166 Avenue of the Americas, New York, New York 10036.

Name                      Position with Chancellor      Principal Occupation

HSH Prince Phillipp       Director                     Chairman of the Board and
von und zu Liechtenstein                               Chief Executive of Liechtenstein
Herrengasse 12, FL-9490                                Global Trust, AG
Vaduz, Liechtenstein
John Greenwood            Director                     Chief Economist, Chancellor LGT
50 California Street
San Francisco, CA 94111
Nina Lesavoy              Director                     Head of North American Institutional
                                                       Distribution, Chancellor LGT
Paul Loach                Director                     Chairman of the Board, Chancellor LGT
Donald H. Young           Director                     Head of Products Group, Chancellor LGT

Chancellor LGT and its predecessors have served as Portfolio Manager to the Series since September 30, 1992. Chancellor LGT presently manages the assets of the Series pursuant to the current Portfolio Management Agreement dated October 24, 1997, among the Trust, DSI, and Chancellor LGT. Prior to October 24, 1997, Chancellor LGT managed the assets of the Series pursuant to a previous Portfolio Management Agreement dated August 13, 1996, among the Trust, DSI, and Chancellor LGT. The current Portfolio Management Agreement was last approved by the Board of Trustees on August 19, 1997. The current Portfolio Management Agreement is substantively identical to the previous Portfolio Management Agreement, together with its Addenda, and was approved by Shareholders of the Series at a meeting held on October 9, 1997, and was submitted to Shareholders for the sole purpose of requesting approval of a change in control of DSI.

                          PROPOSAL
      APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
        AMONG THE TRUST, DIRECTED SERVICES, INC. AND
         CHANCELLOR INVESCO ASSET MANAGEMENT, INC.

Consummation of the Transaction will result in a change of control of Chancellor LGT and may operate to terminate automatically the current Portfolio Management Agreement. In order for the management of the Series to continue uninterrupted after the Transaction, Shareholder approval of the New Portfolio Management Agreement is being sought.

The current Portfolio Management Agreement requires Chancellor LGT to provide, subject to supervision of the Trust's Board of Trustees and DSI, a continuous investment program for the Series' portfolio and to determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The current Portfolio Management Agreement requires Chancellor LGT to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, all in accordance with the Series' investment objectives and policies.
Under the New Portfolio Management Agreement, all services and responsibilities of the Portfolio Manager would continue.

Pursuant to the current Portfolio Management Agreement, Chancellor LGT is not subject to liability for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. Under the New Portfolio Management Agreement, the same responsibilities will be imposed on the Portfolio Manager.

The current Portfolio Management Agreement provides that it will terminate automatically in the event of its "assignment," as that term is described in the 1940 Act. In addition, the agreement may be terminated by DSI or by Chancellor LGT upon 60 days' written notice to the other parties, and by the Trust upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding shares of the Series, upon 60 days' written notice to DSI or the Portfolio Manager.

For the services provided by Chancellor LGT pursuant to the current Portfolio Management Agreement, DSI, and not the Trust, pays a monthly fee at an annual rate of 0.50%, which is expressed as a percentage of the value of the average daily net assets of the Series. Under the New Portfolio Management Agreement, the schedule of compensation payable to the Portfolio Manager will not change.

For the year ended December 31, 1997, fees paid by DSI to Chancellor LGT for its services to the Series under the current Portfolio Management Agreement, were $845,622.

The New Portfolio Management Agreement will be among the Trust, DSI and Chancellor INVESCO. At the February 14, 1998 meeting of the Board of Trustees, the New Portfolio Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not interested parties to the New Portfolio Management Agreement or interested persons of DSI or Chancellor LGT. The New Portfolio Management Agreement with Chancellor INVESCO is included as Exhibit A.

The New Portfolio Management Agreement for the Series as approved by the Board of Trustees is submitted for approval by the Shareholders of the Series. If approved by the vote of a majority of the outstanding shares of the Series, the New Portfolio Management Agreement will take effect upon the closing of the Transaction and will continue in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

The terms of the New Portfolio Management Agreement are identical in all material respects, including the rate of fees payable to Chancellor INVESCO, to the terms of the current Portfolio Management Agreement.


The Trustees' Evaluation and Recommendation

The Board of Trustees, including the Trustees who are not interested persons of DSI or Chancellorn LGT, has determined that, by approving the New Portfolio Management Agreement on behalf of the Trust, the Trust can best assure itself that the services currently provided by Chancellor will continue after the Transaction without interruption. The Board has determined that, as with the current Portfolio Management Agreement, the New Portfolio Management Agreement will enable the Trust to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.

In evaluating the New Portfolio Management Agreement, the Board considered the terms of the New Portfolio Management Agreement and took into account that, except for the name and corporate structure of the Portfolio Manager and the dates of execution, effectiveness and termination, there are no differences between the terms and conditions of the Trust's current Portfolio Management Agreement and the New Portfolio Management Agreement, including the terms relating to the services to be provided thereunder and the fees payable by DSI (not the Trust).

In determining whether or not it was appropriate to approve the New Portfolio Management Agreement for the Series and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or Chancellor LGT, considered various matters and materials provided by DSI and Chancellor LGT. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by Chancellor INVESCO for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio
Management Agreement is the same as that under the current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction upon the Series and Chancellor LGT's organization, and upon the ability of Chancellor INVESCO to provide advisory services to the Series; (4) the expectation that the investment management expertise of Chancellor LGT will be enhanced the affiliation with AMVESCAP and its team of investment prefessionals; and (5) the anticipated financial condition of Chancellor INVESCO and AMVESCAP.

In light of the circumstances, the Trustees concluded that the terms of the New Portfolio Management Agreement are fair and reasonable. Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the New Portfolio Management Agreement, recommends the approval of the New Portfolio Management Agreement among the Trust, DSI and Chancellor INVESCO.


ADDITIONAL INFORMATION

Outstanding Shares

As of the Record Date, there were the [_,___,___.___] Shares of the Series outstanding. As of the Record Date, no person was known to the Trust to be the beneficial owner of more than 5% of the Shares of the Series.


Officers of the Trust

The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified.

Terry L. Kendall, age 51, serves as a Trustee and President of the Trust. Additionally, Mr. Kendall is Director, President and
Chief Executive Officer, Golden American since 1993; Director, First Golden American Insurance Company of New York ("First Golden") since 1996, Executive Vice President, Equitable Life Insurance Company of Iowa ("Equitable Life"); formerly Managing Director, Bankers Trust Company (1993-1996); and
President and Chief Executive Officer, United Pacific Life Insurance
Company (1983-1993).

Barnett Chernow, age 48, serves as Vice President of the Trust. Additionally, Mr. Chernow is Executive Vice President, Golden American, October 1993 to present; Executive Vice President, Directed Services, Inc., October 1993 to present; Executive Vice President, First Golden, October 1993 to present; Vice President, Equitable Life, 1996 to present; formerly, Senior Vice President and Chief Financial Officer, Reliance Insurance Company, August 1977 to July 1993.

Myles R. Tashman, age 55 serves as Secretary of the Trust.
Additionally, he is Executive Vice President and Secretary, Golden American since 1993, General Counsel since July 1996 and Director since January 1998; Executive Vice President and Secretary, DSI since 1993, General Counsel since July 1996 and Director since January 1998;
Assistant Secretary, Equitable Life since 1996, Executive Vice President, Secretary, General Counsel and Director since 1996; formerly, Senior
Vice President and General Counsel, United Pacific Life Insurance
Company (1986-1993).

Mary Bea Wilkinson, age 41, serves as Treasurer of the Trust.
Additionally, she is President of First Golden American Life Insurance
Company of New York. Formerly, she was Senior Vice President, Golden American, November 1993 to December 1996; President, DSI, January 1995 to December 1996; Senior Vice President, EIC Variable, November 1993 to December 1996; Assistant Vice President, CIGNA Insurance Companies, August 1993 to October 1993; various positions with United Pacific Life Insurance Company, January
1987 to July 1993, and was Vice President and Controller upon leaving.


Distributor

Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1001 Jefferson Street, Suite 400, Wilmington, DE 19801. The Distributor is a registered broker-dealer and a member of the NASD and acts as Distributor without remuneration from the Trust.


Adjournment

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on the proposal, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws.
The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust.
If the proposal receives sufficient favorable votes by the time of the Meeting, the proposal will be acted upon and such action will be final.


Annual Report

The Trust's 1997 Annual Report to Shareholders was mailed on or about February 27, 1998. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF THE ANNUAL OR SEMIANNUAL REPORT, EACH CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

Costs of Solicitation

The costs associated with the Meeting will be paid by Chancellor LGT or DSI. Neither the Trust nor its Shareholders will bear any costs associated with this meeting.


Other Business

The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.


Shareholder Proposals

Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1998 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.


                                   By Order of the Board of Trustees


                                   ____________________________
                                    Myles R. Tashman, Secretary

April [___], 1998
Wilmington, Delaware

[GoldenSelect Logo]


                      VOTING INSTRUCTION/PROXY
THE GCG TRUST




   [variable name]                          [variable contract]
   [variable address line 1]                [variable units and shares]
   [variable address line 2]
   [variable address line 3]                PLEASE  VOTE,  THEN  SIGN
   [variable city, state & zip]             BELOW  EXACTLY AS  LISTED
                                            HERE AND DATE THIS VOTING
                                            INSTRUCTION AND RETURN IT
                                            PROMPTLY  IN THE ENCLOSED
                                            ENVELOPE.



     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as a "Contract") issued by Golden American Life Insurance Company ("Golden American") and funded by a separate account of Golden American hereby instructs Golden American on behalf of the pertinent separate account to vote the shares of the Capital Appreciation Series of The GCG Trust (the "Trust") attributable to his or her Contract at the Meeting of Shareholders of the Trust to be held on [________], 1998, at 10:00 a.m., eastern time, at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below with respect to the matter referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in Golden American's discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

      This proxy is solicited on behalf of the Board of Trustees of the Trust. The Board of Trustees of the Trust recommends that you vote FOR the following proposal. The costs associated with the Meeting will be paid by Chancellor LGT Asset Management, Inc. or Directed Services, Inc. Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.

     To   approve   a   new   Portfolio      For    Against   Abstain
     Management  Agreement  among   the
     Trust  on  behalf of  the  Capital
     Appreciation   Series,    Directed      ---      ---       ---
     Services,   Inc.   and   Chancellor
     INVESCO Asset Management, Inc.,  to
     be  effective  upon the acquisition
     by  AMVESCAP PLC  of LGT Investment
     Division of the Liechtenstein Global
     Trust, AG, including Chancellor LGT
     Asset Management Inc.


      This voting instruction will be voted as specified. If NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned properly executed, such votes will be cast by Golden American on behalf of the pertinent separate account in the same proportion as it votes shares held by the separate account for which it has received instructions from contract owners participating in the Capital Appreciation Series.


IMPORTANT:                          Dated:
Joint Owners must EACH sign.        ______________________, 1998
Trustees and others signing in a
representative capacity should so
indicate.                           _________________________________


                                    _________________________________
                                    Signature(s) of Contract Owner(s)